Listing Report:Supplement No. 36 dated Oct 26, 2012 to Prospectus dated Oct 05, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Oct 05, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Oct 05, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 622844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$370.02

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2002	Debt/Income ratio:	28%
Credit score:	600-619 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,847	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	balance-brigade9	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,700.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2011)
Principal balance:	$1,963.34	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Medical/Dental
Purpose of loan: For medical and household expenses due to a serious medical condition that has now been resolved. I have been on approved fmla but it ran out and I have been on leave without pay. I return to work on 10/29/12 with no restrictions and no recurring medical problems.
This loan will be used to...
Pay medical bills and mortgage along with providing necessary expenses ie. Electric, gas, phone, car payment and groceries. Any loan amount not needed will be used to repay the current loan. This loan is for necessities only.
My financial situation:
I am a good candidate for this loan because...I have secure employment and I currently have a prosper loan in good standing

Monthly net income: $5800.00
Monthly expenses: $
Housing: $1350.00
Insurance: $100.00
Car expenses: $800.00
Utilities: $310.00
Phone, cable, internet: $275.00
Food, entertainment: $300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $450.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 635150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$916.27

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1994	Debt/Income ratio:	19%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 17	Length of status:	15y 5m
Amount delinquent:	$0	Total credit lines:	74	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,458	Stated income:	$100,000+
Delinquencies in last 7y:	32	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	LuckyBrownDog	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	720-739 (Jan-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Home improvement; winter is coming!
Purpose of loan:
I am working on several ambitious home improvement projects as my budget allows, but I want this loan to do a few things, like replacing some old windows, ASAP before winter arrives.

In the spirit of full disclosure, I will keep this loan for a few months, but will likely pay back well before the 3 year term is up.

My financial situation:
I am a good candidate for this loan because I have learned the hard way about being over extended. I am currently debt free except for student loans, a 0% car loan, a 15 year mortgage, and a few credit cards that I pay in full each month. This will be my 2nd loan through prosper.

Monthly net income: $10,000 base + occasional bonuses
Monthly expenses: 1/2 of $3508 mortgage, including taxes and insurance
Car expenses: $562 scheduled payment, though I am very far ahead on these and could skip for several months if ever necessary
Utilities: $500 (the new windows will help with this!)
Phone, cable, internet: $250
Food, entertainment, clothing, etc.,: varies wildly, but well under $1000 on average
Credit cards and other loans: $220 student loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 639728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$3,000	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1983	Debt/Income ratio:	32%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	23y 9m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,920	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	nastymouth	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To pay off car
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I always pay my bills

Monthly net income: $2500
Monthly expenses: $
Housing: $500
Insurance: $68
Car expenses: $238
Utilities: $50
Phone, cable, internet: $50
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 653838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1985	Debt/Income ratio:	38%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	25y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,699	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	unabashed-silver3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Consolidate debt
This loan will be used to... Pay off credit cards and just have one monthly payment

My financial situation:
I am a good candidate for this loan because... I pay my bills on time and because I plan to there after eliminate cards that are not really needed. As well as become an investor with Prosper once I get my real estate investing up and going in the next few weeks.

Monthly net income: $ 2000
Monthly expenses: $100
Housing: $1000
Insurance: $n/a
Car expenses: $n/a
Utilities: $n/a
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $300
Credit cards and other loans: $8000
Other expenses: $n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 654148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$11,200	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$602.72

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1987	Debt/Income ratio:	22%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$71,308	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	methodical-deal463	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to payoff some credit cards and close the account.

My financial situation:
I am a good candidate for this loan because I have never been late on any loan payments and have always paid in a timely manner. My credit report also reflects that I am a good risk. If there is not a penalty for early payment I would like to work to paying the loan off faster than 3 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2008	Debt/Income ratio:	6%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 3	Length of status:	0y 8m
Amount delinquent:	$3,077	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,964	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	contract-buddy3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1998	Debt/Income ratio:	44%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,465	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	elegant-loot7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 659002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1990	Debt/Income ratio:	57%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 8	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,399	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	dollar-banker4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 659116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$202.13

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2008	Debt/Income ratio:	20%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,129	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	balanced-peace1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt incurred from the moving process as well as a catastrophic vehicle repair.

My financial situation:
I am a good candidate for this loan because I've never missed a payment, and aside from the debt that I currently have, my credit is fairly solid. I wish to continue to build my credit and work toward being debt free.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 659438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.24%	Borrower rate/APR:	26.24% / 28.85%	Monthly payment:	$391.08

Lender servicing fee:	1.00%	Effective Yield*:	23.20%
		Estimated return*:	12.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1998	Debt/Income ratio:	16%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 3	Length of status:	12y 2m
Amount delinquent:	$4,426	Total credit lines:	19	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,519	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	benefit-palm5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...build business

My financial situation:
I am a good candidate for this loan because...have steady income at a job for 13 years.

Monthly net income: $5000.00
Monthly expenses: $
Housing: $1400.00
Insurance: $0
Car expenses: $0
Utilities: $225.00
Phone, cable, internet: $100.00
Food, entertainment: $100.00
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 659826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	7.99%
Term:	36 months

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$465.76

Lender servicing fee:	1.00%	Effective Yield*:	17.83%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1990	Debt/Income ratio:	22%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	10 / 11	Length of status:	27y 4m
Amount delinquent:	$41,305	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,081	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	important-dedication958	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3750.00
Monthly expenses: $1344.00
Housing: $0
Insurarance : $ 60.00
Car expenses: $220
Utility: $180.00
Phone, cable, internet: $84.00
Food, entertainment: $400.00+
Clothing, household expenses: $50.00
Credit cards and other loans: $300.00
Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$565.05

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2001	Debt/Income ratio:	29%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,526	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	logical-kindness889	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to...
pay for living expenses while getting my personal retail business started. Funding has been received for the business, but personal expenses are outstanding.
My financial situation:
I am a good candidate for this loan because I have an amazing credit history and pay off all debts without a skip in payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-2007	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	affluence-festival9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Primarily will be used for debt consolidation and to help avoid default on my student loans as I come out of deferment. I unexpectedly had to invest nearly $1,000 on my car to keep it in excellent commuting condition, and when coupled with month-to-month expenses, could use some help to imdemnify myself against unexpected loss. I do not intend to use the principal, and have an excellent credit rating.

My financial situation:
I have a fiscally responsible credit score, and began considering using peer to peer lending as a source of funding for my loan. I am financially disciplined, and am not one to squander my monies over the course of a weekend with a few friends. I am employed, college educated, and my biggest month to month expense is my automobile and its associated costs (insurance, gas etc).

Monthly net income: $1,600
Monthly expenses: $1,080
Housing: $350
Insurance: $110
Car expenses: $176
Utilities: $50
Phone, cable, internet: $100
Food, entertainment: $204
Clothing, household expenses: $90
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$143.78

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-2002	Debt/Income ratio:	12%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,899	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	ingenious-yield889	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because I am a responsible individual who is temporarily experiencing financial difficulties because of a recent move to New York and paying for classes out of pocket. I want to pay off some of my debt and consolidate my many payments into one easy payment. This will help me to stay on track until I finish my classes and get a better paying job. Because of my recent move I had to borrow money from relatives and friends, and unfortunately it is time to pay them back. A personal loan with steady monthly payments will give me time to get back on my feet.

Monthly net income: $30,000
Monthly expenses: $1000
Housing: $550/month
Insurance:
Car expenses: $45/month for auto insurance
Utilities: $
Phone, cable, internet: $130/month
Food, entertainment: $50/week
Clothing, household expenses: $100/month
Credit cards and other loans: $4500 (credit car + personal borrowed cash)
Other expenses: $120/month school loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1996	Debt/Income ratio:	26%
Credit score:	820-839 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	brightest-duty-happiness	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off some debts and limit my number of payments.
My financial situation: fair but could be much better
I am a good candidate for this loan because...I am trying to gain control of my debts

Monthly net income: $2600
Monthly expenses: $
Housing: $464.
Insurance: $60
Car expenses: $0
Utilities: $198.
Phone, cable, internet: $120
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $250.
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	7.24%
Term:	60 months

Lender yield:	21.26%	Borrower rate/APR:	22.26% / 24.76%	Monthly payment:	$360.97

Lender servicing fee:	1.00%	Effective Yield*:	19.86%
		Estimated return*:	12.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1995	Debt/Income ratio:	15%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,821	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	payment-flow6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt consolidation
Purpose of loan:
Consolidate debt through one monthly payment with the goal of paying it off faster.
My financial situation:
I have a good, stable credit history with no bankruptcies, liens, short sales, etc. I have consistent employemnet and income growth. I have recently demonstrated an ability to payback my most recent Prosper loan with no issue. Additionally I have an annual executive bonus and stock options.

Monthly net income: $17,900
Monthly expenses: $
Housing: $3,100
Insurance: Inlcuded in housing and car
Car expenses: $930
Utilities: $570
Phone, cable, internet: $400
Food, entertainment: $1500
Clothing, household expenses: $500
Credit cards and other loans: $1200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1988	Debt/Income ratio:	32%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$49	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	basis-jalapeno1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan: pay off dental bills.

My financial situation:
Retired on social security and retirement...

Monthly net income: $2200
Monthly expenses: $300
Housing: $600
Insurance: $135
Car expenses: $100
Utilities: $25
Phone, cable, internet: $50
Food, entertainment: $50
Clothing, household expenses: $25
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	3.49%
Term:	36 months

Lender yield:	11.03%	Borrower rate/APR:	12.03% / 14.86%	Monthly payment:	$182.76

Lender servicing fee:	1.00%	Effective Yield*:	10.61%
		Estimated return*:	7.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1991	Debt/Income ratio:	21%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$111,391	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	understanding-leverage336	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2011)
Principal balance:	$181.78	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
consolidate credit cards for lower interest rate one lower monthly payment that will allow me to pay them off faster.
My financial situation:
I am a good candidate for this loan because...
I have been with my current employer for more than 16 years, which shows steady employment and I working hard to pay my debt down so I can be debt free in approximately 4 years. Additionally, I am responsible and always pay my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,800.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,460	Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$274.19

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-2000	Debt/Income ratio:	10%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$137	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	rate-kin320	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to... Pay off existing debt

My financial situation: Fair
I am a good candidate for this loan because... I have a good payment history.

Monthly net income: $4,600
Monthly expenses: $4,000
Housing: $1,100
Insurance: $98
Car expenses:$75
Utilities: $350
Phone, cable, internet: $312
Food, entertainment: $800
Clothing, household expenses: $250
Credit cards and other loans: $600
Other expenses: $415
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,400.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,180	Estimated loss*:	7.99%
Term:	36 months

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$275.73

Lender servicing fee:	1.00%	Effective Yield*:	17.83%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1984	Debt/Income ratio:	18%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	22y 5m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,673	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	credit-cello8	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to close accounts at big banks and credit card companies.

My financial situation:
I am a good candidate for this loan because I have two specific goals in mind. The primary one is to reduce (and eliminate) my dependence on corporate lending sources. Second, I want to go from being a Prosper customer to an investor.

Monthly net income: $4150
Monthly expenses: $3663
Housing: $928
Insurance: $60
Car expenses: $300
Utilities: $250
Phone, cable, internet: $300
Food, entertainment: $500
Clothing, household expenses: $75
Credit cards and other loans: $1250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$171.83

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2003	Debt/Income ratio:	14%
Credit score:	720-739 (Sep-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,256	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	yield-position0	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation
Purpose of loan
This loan will be used to...send my daughter to school feild trip

My financial situation:
I am a good candidate for this loan because...i dont have too many bills and credit is in pretty good shape

Monthly net income: $3,200
Monthly expenses: $1,515.00
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $
Phone, cable, internet: $65.00
Food, entertainment: $200.00
Clothing, household expenses: $
Credit cards and other loans: $150.00
Other expenses: $1,100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$105.20

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1999	Debt/Income ratio:	21%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,069	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	witty-velocity631	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Borrowing
Purpose of loan:
This loan will be used to...
Pay bills
My financial situation: steady
I am a good candidate for this loan because...work full time

Monthly net income: $1969.88
Monthly expenses: $100.00
Housing: $800.00
Insurance: $800.00
Car expenses: $320.00
Utilities: $180.00
Phone, cable, internet: $225.00
Food, entertainment: $320.00
Clothing, household expenses: $50.00
Credit cards and other loans: $300.00
Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	4.24%
Term:	36 months

Lender yield:	12.59%	Borrower rate/APR:	13.59% / 17.19%	Monthly payment:	$220.86

Lender servicing fee:	1.00%	Effective Yield*:	12.02%
		Estimated return*:	7.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2000	Debt/Income ratio:	12%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,172	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	eloquent-investment452	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...

My financial situation: Good
I am a good candidate for this loan because... I,m doing side jobs.

Monthly net income: $5400.0
Monthly expenses: $2585.
Housing: $1070.
Insurance: $40
Car expenses: $100
Utilities: $100
Phone, cable, internet: $300
Food, entertainment: $500
Clothing, household expenses: $80
Credit cards and other loans: $395
Other expenses: $
NA
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$11,200	Estimated loss*:	4.24%
Term:	60 months

Lender yield:	15.94%	Borrower rate/APR:	16.94% / 19.31%	Monthly payment:	$397.13

Lender servicing fee:	1.00%	Effective Yield*:	15.24%
		Estimated return*:	11.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1988	Debt/Income ratio:	22%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	14y 11m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,655	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	TexanViking	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2011) 700-719 (Aug-2008)
Principal balance:	$1,585.63	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Consolidate higher interest credit cards.

My financial situation:
I am a good candidate for this loan because...This will put me on track to be debt free in less than 5 years due to an increase in income the past year. I had a previous Prosper loan with no missed payments. I up to date on all my current bills.

Monthly net income: $7700.00
Housing: $ 1900
Insurance: $ 200
Car expenses: $ 200
Utilities: $ 600
Phone, cable, internet: $ 150
Food, entertainment: $ 500
Clothing, household expenses: $ 200
Credit cards and other loans: $ 800
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$161.08

Lender servicing fee:	1.00%	Effective Yield*:	22.06%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1994	Debt/Income ratio:	16%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$914	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	kdlsds	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan: Home Improvement
This loan will be used to remodel the bathroom in my home

My financial situation: Stable
I am a good candidate for this loan because I have a good position with a medical device company as a Quality Manager. I changed jobs in January to be 3 miles from home and make more money.

Monthly net income: $ 4200
Monthly expenses: $ 2917
Housing: $ 990
Insurance: $ 157
Car expenses: $ 425
Utilities: $ 200
Phone, cable, internet: $ 236
Food, entertainment: $ 500
Clothing, household expenses: $
Credit cards and other loans: $ 300
Other expenses: $ 109
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.75%
Term:	60 months

Lender yield:	27.27%	Borrower rate/APR:	28.27% / 30.93%	Monthly payment:	$156.49

Lender servicing fee:	1.00%	Effective Yield*:	24.93%
		Estimated return*:	13.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1997	Debt/Income ratio:	31%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 4	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,866	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	versatile-social1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand my own business
Purpose of loan:
This loan will be used to expand my own business. I currently have a small lawn scaping business. I have being growing and getting more clients. I have decided to expand, buy more equipment and get my business to a new level

My financial situation:
I am a good candidate for this loan because I have a stable full time job with the state. In addition with the new equipment I can concentrate in the grow and development of the business which will enhance my already stable financial situation.

Monthly net income: $ 2700
Monthly expenses: $ 1500
Housing: $ 500
Car: $300
Car Insurance: $90
Phone, utilities and others: $175
Credit Cards: $100
Miscellaneous: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.49%
Term:	60 months

Lender yield:	9.42%	Borrower rate/APR:	10.42% / 12.65%	Monthly payment:	$536.36

Lender servicing fee:	1.00%	Effective Yield*:	9.25%
		Estimated return*:	7.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-2000	Debt/Income ratio:	10%
Credit score:	820-839 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	investment-walnut3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan: Buy rental property and buid portfolio.
This loan will be used to...Buy another rental property because banks do not do mortgages on 25000.00 dollar houses

My financial situation: I own rental property, but equity loans cant be taken out on a rental property.
I am a good candidate for this loan because...I have been at the same federal job for 4 years, never defaulted on a loan,and never been late on a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$7,350	Estimated loss*:	1.74%
Term:	60 months

Lender yield:	9.76%	Borrower rate/APR:	10.76% / 12.99%	Monthly payment:	$227.04

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1984	Debt/Income ratio:	7%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	13 / 12	Length of status:	22y 10m
Amount delinquent:	$16,017	Total credit lines:	34	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,791	Stated income:	$100,000+
Delinquencies in last 7y:	28	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	loot-mastery5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Debt consolidation .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	7.49%
Term:	60 months

Lender yield:	21.62%	Borrower rate/APR:	22.62% / 25.13%	Monthly payment:	$209.79

Lender servicing fee:	1.00%	Effective Yield*:	20.16%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1997	Debt/Income ratio:	19%
Credit score:	620-639 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 12	Length of status:	5y 4m
Amount delinquent:	$820	Total credit lines:	26	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,904	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	workingRN	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Dec-2011) 680-699 (Nov-2010)
Principal balance:	$3,263.32	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
I will be using this loan to consolidate my credit card debt as well as my wedding debt into one monthly payment.

My financial situation:
I own my home and work two jobs currently to provide for my family. Other than some credit issues when I was in school many years ago, I have always made my loan payments and credit card payments on time. I make every effort to use my credit wisely and maintain my monthly budget.

Monthly net income: $ 6000
Monthly expenses: $ 650
Housing: $ 1200
Insurance: $ 155
Car expenses: $ 700
Utilities: $ 200
Phone, cable, internet: $ 400
Food, entertainment: $ 300
Clothing, household expenses: $ 100
Credit cards and other loans: $ 700
Other expenses (Child care): $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.74%
Term:	60 months

Lender yield:	11.71%	Borrower rate/APR:	12.71% / 14.99%	Monthly payment:	$452.10

Lender servicing fee:	1.00%	Effective Yield*:	11.35%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1978	Debt/Income ratio:	25%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,861	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	autonomous-benefit394	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan: a new car
This loan will be used to...purchase this new car

My financial situation: i dont have the twenty thousand needed for the vehicle but i can make these payments and most of the time they will be double payments.
I am a good candidate for this loan because...i have excellent credit and always make my payments on time or before the actual due date of the payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$324.27

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1992	Debt/Income ratio:	34%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,288	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	courteous-order440	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2012)
Principal balance:	$868.90	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	60 months

Lender yield:	30.65%	Borrower rate/APR:	31.65% / 34.41%	Monthly payment:	$133.50

Lender servicing fee:	1.00%	Effective Yield*:	27.88%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1994	Debt/Income ratio:	9%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	17y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,384	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	sincere-truth9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...
Catch up on bills; maintain household needs (food, repairs, etc.)
My financial situation:
I am a good candidate for this loan because...
I have a steady job for 17 years, I will be able to pay back the loan sooner than the terms I am asking for

Monthly net income: $3300
Monthly expenses: $2800
Housing: $1169
Insurance: $83
Car expenses: $291
Utilities: $200
Phone, cable, internet: $300
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $180
Other expenses: $
120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$718.91

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1985	Debt/Income ratio:	12%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$103,091	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	the-exchange-arrow	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	13.75%
Term:	36 months

Lender yield:	27.59%	Borrower rate/APR:	28.59% / 32.54%	Monthly payment:	$104.21

Lender servicing fee:	1.00%	Effective Yield*:	25.12%
		Estimated return*:	11.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1985	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,459	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	punctual-yield2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	680-699 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	1 ( 8% )	780-799 (Oct-2011)
Principal balance:	$4,077.47	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Vacation
Purpose of loan:
This loan will be used to...
Taking the family on a much needed vacation
My financial situation:
I am a good candidate for this loan because...
We work hard a need to et away and we pay our bills

Monthly net income: $ 7500
Monthly expenses: $5500
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$133.14

Lender servicing fee:	1.00%	Effective Yield*:	18.13%
		Estimated return*:	12.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1984	Debt/Income ratio:	22%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,088	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	persistent-responsibility8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2800
Monthly expenses: $500
Housing: $0
Insurance: $0
Car expenses: $100
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $300
Clothing, household expenses: $0
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	7.99%
Term:	60 months

Lender yield:	22.33%	Borrower rate/APR:	23.33% / 25.86%	Monthly payment:	$141.90

Lender servicing fee:	1.00%	Effective Yield*:	20.76%
		Estimated return*:	12.77%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1995	Debt/Income ratio:	17%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	22y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$6,185	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	peso-bunny	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan: home repairs
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4500
Monthly expenses: $varies
Housing: $own
Insurance: $200
Car expenses: $0
Utilities: $170
Phone, cable, internet: $monthly tw pckage
Food, entertainment: $varies
Clothing, household expenses: $as needed
Credit cards and other loans: $minimal
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 643257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.24%
Term:	60 months

Lender yield:	13.21%	Borrower rate/APR:	14.21% / 16.52%	Monthly payment:	$409.10

Lender servicing fee:	1.00%	Effective Yield*:	12.74%
		Estimated return*:	9.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1988	Debt/Income ratio:	11%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,085	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	32	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	balanced-fairness683	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2011)
Principal balance:	$7,048.56	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Home improvement Part 2
Purpose of loan:
This loan will be used to continue the home improvements in my house, which I have completed from the first loan.

My financial situation:
I am a good candidate for this loan because I have restored my credit, I have paid the other Prosper loan on time (in fact early each month) and will continue to do so with this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$540.33

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1997	Debt/Income ratio:	11%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,575	Stated income:	$100,000+
Delinquencies in last 7y:	15	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	kindness-farm7	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to have cash flow for my business

My financial situation:
I am a good candidate for this loan because i have paid all my existing bills on time and have a great existing business

Monthly net income: $10000
Monthly expenses: $ 2000
Housing: $1000
Insurance: $0
Car expenses: $0
Utilities: $ 0
Phone, cable, internet: $0
Food, entertainment: $400
Clothing, household expenses: $500
Credit cards and other loans: $600
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$207.18

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1997	Debt/Income ratio:	52%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	16y 4m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,582	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	affluence-bopper9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4536
Monthly expenses: $250
Housing: $500
Insurance: $322
Car expenses: $713
Utilities: $120
Phone, cable, internet: $379
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $250
Other expenses: $28
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 659329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1994	Debt/Income ratio:	30%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 4	Length of status:	13y 1m
Amount delinquent:	$39	Total credit lines:	31	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,057	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	mindful-point1	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... debt consolidation, to pay off medical bills, credit cards, finance company loans.

My financial situation: work full time, no bankrupties, but am not able to save money due to paying my creditors each month. I am current on all accounts.
I am a good candidate for this loan because... I have worked for the same employer for 13 years and believe in personal responsibility. My credit score is good and I value it. With this loan, I could pay off most of my debts and save money by making the one payment. I already pay out more monthly than the amount I would be paying on the amount that I'm requesting. I would have the payments on bank draft; therefore, the payments would be consistent and on time. My monthly paycheck is direct depoisted every month. I do not believe in paying late charges. I have incurred some debt and would like to make a fresh start and I am confident that this would be a good start.

Monthly net income: $ 2246.00 includes 304.00 monthly child support
Monthly expenses: $
Housing: $ 450.28 ( includes mortage, taxes and insurance)
Insurance: $60.00- car
Car expenses: $100.00 gas/ no car payment
Utilities: $ 200.00
Phone, cable, internet: $174.00
Food, entertainment: $ 150.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 669.00 includes paying on all medical bills.
Other expenses: $
life insurance 41.00 for my daughter and I
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 659841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.75%
Term:	60 months

Lender yield:	27.27%	Borrower rate/APR:	28.27% / 30.93%	Monthly payment:	$469.48

Lender servicing fee:	1.00%	Effective Yield*:	24.93%
		Estimated return*:	13.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1994	Debt/Income ratio:	52%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$21,319	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	spiritual-peace738	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: This loan will be used to consolidate my debts under one loan.

My financial situation: I am employed on a part time basis. I also earn supplemental income from time-to-time handling miscellaneous projects. I was employed full time for most of my career, however, I had to go to a part time basis due to my son, who is suffering from a few mental health issues which required that I be home for longer periods of time to care for him. I've made some poor spending decisions in the past and have regretted my actions ever since. I've learned from my mistakes and am determined never to find myself in this position again.

I am a good candidate for this loan because I am a very hard-working, diligent and determined individual who grows with every challenge I've faced in my life. I see my projects through to the end without quitting. I am more than willing to face my mistakes and deal with the consequences attached to my actions or inactions (as the case may be), including my debt issue. I am just asking for a chance to do so.

Monthly net income: $2,000
Monthly expenses: $1,630
Housing: $0
Insurance: $100
Car expenses: $100
Utilities: $0
Phone, cable, internet: $200
Food, entertainment: $50
Clothing, household expenses: $0
Credit cards and other loans: $1180
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$64.85

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1987	Debt/Income ratio:	28%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,250	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	ricotrb00	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	65 ( 100% )	740-759 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	740-759 (Aug-2009) 720-739 (Jul-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	65
Description
Business Laptop
Purpose of loan:
This loan will be used to finance a laptop I will be using for work. My industry (rental AV and live-event staging) is not a 9a-5p, Monday to Friday job - and I will need access to my email and documents around the clock while out of the office... Whether it is home for the weekend, or out of town on business, my job needs me!

My financial situation:
I am a good candidate for this loan because I have done 2 other loans through Prosper, with no delays in paying them both off to completion. I have a good credit score, and my current living situation is low-rent in a low cost-of-living area. I have been with the same employer for over 8 years, and will have no issues with this loan moving forward.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$186.92

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1996	Debt/Income ratio:	7%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	4 / 3	Length of status:	0y 0m
Amount delinquent:	$6,071	Total credit lines:	33	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,795	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	top-listing-fertilizer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	7.49%
Term:	36 months

Lender yield:	18.39%	Borrower rate/APR:	19.39% / 23.12%	Monthly payment:	$73.71

Lender servicing fee:	1.00%	Effective Yield*:	17.14%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2000	Debt/Income ratio:	5%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	oneking	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
a+ candidate
Purpose of loan: Car repairs and to improve credit
This loan will be used to...do alittle maintenance on car

My financial situation: Good
I am a good candidate for this loan because...I have a very low debt to income ratio and a very good credit rating

Monthly net income: $1500
Monthly expenses: $200
Housing: $300
Insurance: $50
Car expenses: $100
Utilities: $40
Phone, cable, internet: $80
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$112.51

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2006	Debt/Income ratio:	14%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,205	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	Nightkid	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	620-639 (Oct-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt consolidation
Purpose of loan:
Payment for medical bills, auto related expenses and past legal fees. Basically things that have slipped through the cracks or that I have been unaware of for the past few years that are finally starting to catch up with me. I am currently in the process of enlisting in the United States Marine Corps and need to get these old obligations cleared up as soon as possible.

My financial situation:
I am a good candidate for this loan because... I have a good track record with Prosper and a history of honoring my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$572.78

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1993	Debt/Income ratio:	43%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,105	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	first-funds-supergiant	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash Flow for Business
Purpose of loan:
This loan will be used for operating capital

My financial situation:
I am a good candidate for this loan because of solid employment and financially stable

Monthly net income: $5059.16
Monthly expenses: $
Housing: $500
Insurance: $119.47
Car expenses: $374
Utilities: $250
Phone, cable, internet: $66
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1975	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	10	Current / open credit lines:	6 / 5	Length of status:	0y 8m
Amount delinquent:	$52,238	Total credit lines:	36	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,322
Delinquencies in last 7y:	5	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	benjamins-xylophone7	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...
Medical and Dental
My financial situation:
I am a good candidate for this loan because...
I am retired and previously had a superb credit rating prior to the economic crisis.

Monthly net income: $3000
Monthly expenses: $2300
Housing: $1400
Insurance: $100
Car expenses: $ 100
Utilities: $ 115
Phone, cable, internet: $ 200
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $150
Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$219.65

Lender servicing fee:	1.00%	Effective Yield*:	22.06%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1992	Debt/Income ratio:	419%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	16y 6m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,915	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	emphatic-benjamins540	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
..

My financial situation:
employed with my company for 16 years,i am stable and pay my bills on time

Monthly net income: $15,000.00
Monthly expenses: $
Housing: $761.00
Insurance: $80.00
Car expenses: $
Utilities: $50.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Clothing, household expenses: $
Credit cards and other loans: $10,000.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	2.24%
Term:	60 months

Lender yield:	10.73%	Borrower rate/APR:	11.73% / 13.98%	Monthly payment:	$552.71

Lender servicing fee:	1.00%	Effective Yield*:	10.45%
		Estimated return*:	8.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1998	Debt/Income ratio:	16%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,683	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	courteous-felicity134	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off high rate credit cards and shorten payout time...

My financial situation:
I am a good candidate for this loan because I have an excellent credit history and equity in my home...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1997	Debt/Income ratio:	19%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 9	Length of status:	0y 0m
Amount delinquent:	$56	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,137	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	nourishing-peace7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$144.09

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2008	Debt/Income ratio:	32%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,049	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	hope-poplar5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loans
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1996	Debt/Income ratio:	36%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,109	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	p2p-igniter9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...improve my home

My financial situation: Bank of America
I am a good candidate for this loan because...I pay my bills on time

Monthly net income: $2300
Monthly expenses: $
Housing: $450.00
Insurance: $229
Car expenses: $0
Utilities: $150
Phone, cable, internet: $
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $382
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1995	Debt/Income ratio:	21%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,110	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	caring-worth35	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1966	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	47y 9m
Amount delinquent:	$0	Total credit lines:	12	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$60,128
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	cunning-credit558	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$1200.00 + $750.00 for live-in
Purpose of loan:
This loan will be used to...to help me with some bills to put some in bank to make sure of payment to live-in

My financial situation:
I am a good candidate for this loan because...always pay my bills (David )my but now I am very happy with David who is helping me

Monthly net income: $3300.00
Monthly expenses: $1950.00
Housing: $1950.00
Insurance: $273.00 6 month
Car expenses: $none
Utilities: $350.00
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	4.24%
Term:	36 months

Lender yield:	12.59%	Borrower rate/APR:	13.59% / 17.19%	Monthly payment:	$407.75

Lender servicing fee:	1.00%	Effective Yield*:	12.02%
		Estimated return*:	7.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2007	Debt/Income ratio:	13%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,895	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	the-deal-blackberry5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because I've never missed a payment on any of my obligations and have stable, sufficient income.

Monthly net income: $3460
Monthly expenses: $200
Housing: $1900
Car expenses: $0
Utilities: $140
Phone, cable, internet: $180
Food, entertainment: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 660951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1998	Debt/Income ratio:	52%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,689	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	red-wealth-arrow	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...pay off credit cards

My financial situation: is good
I am a good candidate for this loan because...I work everyday and will pay this loan back in full .

Monthly net income: $ 2400.
Monthly expenses: $ 800
Housing: $ 0
Insurance: $ 50
Car expenses: $ 0
Utilities: $ 200
Phone, cable, internet: $ 90
Food, entertainment: $ 200
Clothing, household expenses: $ 200
Credit cards and other loans: $ 400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	7.49%
Term:	36 months

Lender yield:	18.39%	Borrower rate/APR:	19.39% / 23.12%	Monthly payment:	$165.84

Lender servicing fee:	1.00%	Effective Yield*:	17.14%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1994	Debt/Income ratio:	27%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 20	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,171	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	angelamhv	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 94% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	2 ( 6% )	600-619 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Pay off approximately 3500 in Credit card and the remaining balance will be used for Christmas so I do not have to use those cards after they are paid off. I am a single mother with 2 kids. My daughter is in her second year of college pre reqs before she can start nursing school. My son is a freshman in highschool.

My financial situation:
I am a good candidate for this loan because... I have had a loan with prosper before that was on a 3 year term. That loan was paid on time with only 1 late payment because, me and my husband seperated and closed our bank account. I had to reopen another one which delayed the payment coming out by a few days only. This will be auto drafted the same way and the money will always be there at the time of the draft.

Monthly net income: $2490
Monthly expenses: $
Housing: $738
Insurance: $included in house pmt
Car expenses: $150
Utilities: $400
Phone, cable, internet: $98
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $ Using this to pay those off was approx 450 per month
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1997	Debt/Income ratio:	35%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	17y 6m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$641	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	emphatic-dime567	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...To pay high intrest debt and other misc. bills

My financial situation:
I am a good candidate for this loan because... historicly I have always paid my billls I had a bad period in 2008 and 9 but have had perfect pay history since then . I have never bounced a check in my life and am very responsible . the list of expenses below is all monthly calculations

Monthly net income: $ 9000.00
Monthly expenses: $4500
Housing: $1200
Insurance: $675
Car expenses: $950
Utilities: $250
Phone, cable, internet: $100
Food, entertainment: $1000
Clothing, household expenses: $200
Credit cards and other loans: $800
Other expenses: $
Fuel for vehicle is about 100.00 weekly
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$79.44

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2007	Debt/Income ratio:	8%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	1y 8m
Amount delinquent:	$106	Total credit lines:	7	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,015	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	power-alert7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...
pay off final hospital bills and a car repair
My financial situation:
I am a good candidate for this loan because...
I take personal responsibility very seriously, and I just recently was given a raise at my job. I

Monthly net income: $4500 (including $1500/mo in child support)
Monthly expenses: $2240
Housing: $1260
Insurance: $70
Car expenses: $80
Utilities: $100
Phone, cable, internet: $180
Food, entertainment: $400
Clothing, household expenses: $50
Credit cards and other loans: $100
Other expenses: $1800- Child care
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$119.15

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1977	Debt/Income ratio:	10%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	37y 5m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,660	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	proud-currency666	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...replace the roof of our house because insurance company requires it or they will cancel our insurance and we would default on our mortgage without insurance

My financial situation:
I am a good candidate for this loan because...I am a responsible and mature woman who has delt with some bad times and have learned lessons from those experiences. Do not want to default on my mortgage, hope that this is my forever home

Monthly net income: $2277.
Monthly expenses: $1020.
Housing: $450.
Insurance: $50.
Car expenses: $40.
Utilities: $75.
Phone, cable, internet: $75.
Food, entertainment: $200.
Clothing, household expenses: $70.
Credit cards and other loans: $30.
Other expenses: $30.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2000	Debt/Income ratio:	8%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	0 / 0	Length of status:	20y 0m
Amount delinquent:	$32,192	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	deal-banjo8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Caregiver
Purpose of loan: consolidation of medical bills
This loan will be used to... pay medical

My financial situation:
I am a good candidate for this loan because... I don't believe in credit cards anymore. I need financel help to pay for a caregiver 30 hrs. a week, at $20 an hour. My medical insurance doesn't cover this expense. I take my financial obligations seriously. I need your help, to help me recover from this burden.
Thank you.
Susan

Monthly net income: $2369.00
Monthly expenses: $ -0-
Housing: $ -0-
Insurance: $ 121.00
Car expenses: $ -0-
Utilities: $230.00
Phone, cable, internet: $ -0-
Food, entertainment: $ -0-
Clothing, household expenses: $ -0-
Credit cards and other loans: $Other expenses: $ -0-
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	1.49%
Term:	36 months

Lender yield:	7.14%	Borrower rate/APR:	8.14% / 9.48%	Monthly payment:	$408.21

Lender servicing fee:	1.00%	Effective Yield*:	7.01%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1998	Debt/Income ratio:	13%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,929	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	profit-zebra514	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$13k for credit card debt payoff
Purpose of loan:
This loan will be used to pay off outstanding credit card debt and then live within our means...not more credit cards.

My financial situation:
I am a good candidate for this loan because I have a great credit score and high income. I have never once missed a payment on anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 661399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,363	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	red-deal-ambrosia	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
Purpose of loan:
This loan will be used to expansion (new office space and 1 new employee payroll)

My financial situation:
I am a good candidate for this loan because I have been in business since 2009 and my business is growing yearly, CPA is a trade. Also, I have good credit, meaning I am responsible.

Monthly net income: $ 5,100
Monthly expenses: ($2,500 for Business rent $890, light and cable $210, Employee payroll $1408)
Housing: $890 (Creative Loft with includes business rent)
Insurance: $624 (6 months paid in advance)
Car expenses: $0 Paid off
Utilities: $85 month
Phone, cable, internet: $125 month
Food, entertainment: $200 (ever 6 weeks)
Clothing, household expenses: $250 ( ever 3 months)
Credit cards and other loans: $0 Paid off
Other expenses: $0
Information in the Description is not verified.